MINFILE Number:	082FNW144	**Name:**	RIVERSIDE (L.8394)	**Status:**	Past Producer

Production Year	Tonnes Mined	Tonnes Milled	Commodity	Grams Recovered	Kilograms Recovered
1937	15	0	Silver	22,674	
			Zinc		362
			Lead		362
1935	3	0	Silver	4,945	
			Lead		91
			Zinc		57

Summary Totals

MINFILE Number:	082FNW144	**Name:**	RIVERSIDE (L.8394)	**Status:**	Past Producer

	Metric	Imperial
Mined	18 tonnes	19 tons
Milled	0 tonnes	0 tons

Recovery:

	Metric	Imperial
Silver	27,619 grams	888 ounces
Lead	453 kilograms	999 pounds
Zinc	419 kilograms	924 pounds

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